UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2015
Date of Report

TAPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 100, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 504-7278
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 16, 2015, Eastern Capital Limited exercised 5,000,000 Series C-1 warrants to purchase 5,000,000 shares of our common stock (“Shares”) in exchange for a total purchase price of $2,500,000.  The purchase of the Shares was completed on June 17, 2015. Although the Shares have not been registered pursuant to a current registration statement, we intend to promptly register the Shares along with the other warrants and underlying shares of common stock issued to Eastern Capital Limited and our other institutional investors on August 12, 2014, March 9, 2015 and January 12, 2015, respectively. The Shares were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
Date: June 19, 2015	By: /s/ Glynn Wilson Name: Glynn Wilson Title: Chairman and CEO